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                            SECOND AMENDMENT TO THE

                         GIBBONS COMPANY PROFIT SHARING
                              AND RETIREMENT PLAN


         This Second Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made and entered into this 27th day of April, 1995, by Gibbons & Reed Company, the Sponsoring Employer of the Plan, hereinafter referred to as the "Employer."

                              W I T N E S S E T H:

         WHEREAS, the Employer has heretofore entered into the Plan (which Plan has been restated and amended in its entirety effective for Plan Years commencing on or after January 1, 1989), and

         WHEREAS, the Employer has reserved the right to amend the Plan in whole or in part, and

         WHEREAS, the Employer desires to amend the Plan to terminate the portion of the Plan which provides benefits to employers working on projects subject to prevailing wage laws ("Davis-Bacon Benefits") and to cease benefit accruals for employees of the Employer who receive Davis-Bacon Benefits under the Plan, and

         WHEREAS, the Employer desires to further amend the Plan to cease hardship withdrawals and to cease participant loans,

         NOW THEREFORE, in consideration of the foregoing premises the Employer amends the Plan as follows:

         1. FOR THE PURPOSE OF TERMINATING THE PORTION OF THE PLAN PROVIDING FOR DAVIS-BACON BENEFITS, THE FOLLOWING SECTIONS OF THE PLAN ARE AMENDED, EFFECTIVE AS OF MAY 31, 1995:

         Section 2.02 is amended by adding an additional paragraph at the end thereof to read as follows:

         From and after May 31, 1995, no Participant or Employee of Gibbons & Reed Company shall accrue any further Employer Contributions under Section 5.08 (relating to Employer Davis-Bacon Contributions). All amounts in the Davis-Bacon Accounts of Participants under the Gibbons Company Profit Sharing and Retirement Plan shall be determined and calculated as of May 31, 1995, and frozen as of that date. No Participant's Davis-Bacon Account shall be increased by any Employer contributions after May 31, 1995.





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Such Accounts shall increase only through appropriate attribution of earnings
(and losses) to the Accounts under Section 6.03.

                 Section 5.08 is amended by adding an additional sentence at the end thereof to read as follows:

                 From and after May 31, 1995, the Employer shall make no further Employer Davis-Bacon Contributions under this Section 5.08.

                 Section 5.10 is amended by adding an additional sentence at the end thereof to read as follows:

                 From and after May 31, 1995, the Employer shall make no further Employer Davis-Bacon Contributions under this Section 5.10.

                 Section 6.04(d) is amended by adding an additional sentence at the end thereof to read as follows:

                 From and after May 31, 1995, no Employee or Participant shall be eligible to receive any Employer Davis-Bacon Contributions under
         Section 5.08.

         2. FOR PURPOSES OF CEASING HARDSHIP WITHDRAWALS AND PARTICIPANT LOANS, THE FOLLOWING SECTIONS OF THE PLAN ARE AMENDED, EFFECTIVE MAY 8, 1995:

         Section 8.01(d) is amended by adding an new sentence at the end thereof to read as follows:

         From and after May 8, 1995, no Employee or Participant shall be eligible to receive a hardship distribution from the Plan.

         Section 20.01 is amended by adding an new sentence at the end thereof to read as follows:

         From and after May 8, 1995, the Plan shall not permit or make any Participant Loan.

         3.      IN ALL OTHER RESPECTS THE PLAN IS RATIFIED AND APPROVED.

         IN WITNESS WHEREOF, the parties have caused this Amendment to the Plan to be duly executed as of the date and year first above written.


                                           "EMPLOYER"

                                           GIBBONS & REED COMPANY

                                           By:
                                               --------------------------------

                                           Its:
                                                   ----------------------------




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